Stockholders’ Deficit	9 Months Ended
Dec. 31, 2015
Equity [Abstract]
Stockholders' Deficit

NOTE 4–STOCKHOLDERS’ DEFICIT

The Company was formed with one class of common stock, $0.0000001 par value and is authorized to issue 90,000,000 common shares. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they chose to do so, elect all of the directors of the Company.

On March 27, 2015, the Company issued 40,000,000 shares of common stock to its founders, Robert Russell and Sean Meadon. Mr. Russell is the Company’s Chairman, President and Chief Executive Officer and Mr. Meadon is a director and its Chief Operating Officer. The Company issued this stock to Mr. Russell and Mr. Meadon at a price of $0.0001 per share for $4,000 in services rendered in its formation. The Company’s board of directors deemed the price issued for the services rendered to be fair and reasonable.

As of December 31, 2015, there are 40,000,000 shares of common stock outstanding.